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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 18, 2001



                                 Lantronix, Inc

                                 --------------
             (Exact name of registrant as specified in its charter)



         Delaware                       333-37508             33-0362767
     ---------------                    ---------            ------------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)         Identification No.)


                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (949) 453-3990


          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

     On September 19, 2001, Lantronix, Inc. ("Lantronix") and Synergetic Micro Systems, Incorporated ("Synergetic") announced they had entered into an Agreement and Plan of Reorganization, dated September 19, 2001, whereby Lantronix, through its wholly owned subsidiary, S Company Acquisition Corporation, would acquire Synergetic. Under the terms of this acquisition, which was consummated on October 18, 2001, Synergetic shareholders received $2,992,280 in cash and 2,234,715 shares of the Registrant's common stock.

     A copy of the press release with respect to the closing of this transaction in included herein as Exhibit 99.1 and is incorporated by reference herein.

     The Registrant intends to file the required financial information relating to Synergetic in a subsequent Current Report on Form 8-K/A on or before December 31, 2001.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

         The following exhibit is filed herewith:

         99.1 Text of Press Release, dated October 23, 2001, entitled "Lantronix Acquires Synergetic Micro Systems."

                                       -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Lantronix, Inc.


Date:  October 24, 2001                  By:  /s/  Steven V. Cotton
                                              ----------------------------------
                                              Steven V. Cotton
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Text of Press Release, dated October 23, 2001, entitled "Lantronix Acquires Synergetic Micro Systems."